UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 2, 2008

First Mutual Bancshares, Inc.
(exact name of registrant as specified it its charter)

Washington	000-28261	91-2005970
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 -108th AVENUE N.E.
BELLEVUE, WASHINGTON 98004
(425) 455-7300
(Address of principal executive offices, including zip code, and telephone number, Including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

Item 8.01.	Other Events

On January 2, 2008, Washington Federal, Inc. (“Washington Federal”) received written notification from the Office of Thrift Supervision approving the previously announced acquisition of First Mutual Bancshares, Inc. (“First Mutual”).  The transaction has now been approved by First Mutual’s stockholders and by the necessary regulatory agencies.  Washington Federal and First Mutual are planning for the effective date and time of the merger to be Friday February 1, 2008 at 11:59 P.M. Pacific Standard Time.

Additional Information About the Washington Federal – First Mutual Transaction

First Mutual stockholders are urged to read the proxy statement/prospectus regarding the proposed merger of Washington Federal and First Mutual, which was first mailed to First Mutual stockholders on or about September 10, 2007, because it contains important information. They may obtain a free copy of the proxy statement/prospectus and other related documents filed by Washington Federal and First Mutual with the Securities and Exchange Commission (“SEC”) at the SEC’s Web site at www.sec.gov. The proxy statement/prospectus and the other documents also may be obtained for free by accessing Washington Federal’s Web site at www.washingtonfederal.com com or by accessing First Mutual’s Web site at www.firstmutual.com.

Forward-looking Statements

Statements contained herein that are not historical facts should be considered forward-looking statements with respect to Washington Federal or First Mutual. Forward-looking statements of this type speak only as of the date of this report. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, unforeseen local, regional, national or global events, economic conditions, asset quality, interest rates, loan demand, changes in business or consumer spending, borrowing or savings habits, deposit growth, adequacy of the reserve for loan losses, competition, stock price volatility, government monetary policy, anticipated expense levels, changes in laws and regulations, the level of success of the company’s asset/liability management strategies as well as its marketing, product development, sales and other strategies, the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and other accounting standard setters, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, matters related to the proposed transaction between Washington Federal and First Mutual (including, among others, risks related to integration issues and cost and revenue synergies) and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. First Mutual undertakes no obligation to update or revise forward-looking statements to reflect subsequent circumstances, events or information or for any other reason.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MUTUAL BANCSHARES, INC.

Dated January 2, 2008
By: /s/ John R. Valaas
Its: President and CEO